SUPPLEMENT TO THE PROSPECTUSES
OF
WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
For the Wells Fargo Advantage Opportunity Fund
(the "Fund")

In the summary section for the Fund, the following replaces the first paragraph and the first sentence of the second paragraph contained in the section entitled "Principal Investment Strategies":

Under normal circumstances, we invest at least 80% of the Fund's total assets in equity securities and up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

Through December 31, 2012, we invest principally in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap® Index. The range of the Russell Midcap® Index was from approximately $526 million to $17.3 billion as of June 27, 2011, and is expected to change frequently.

Effective January 1, 2013, we invest principally in equity securities of companies of all market capitalizations.

We invest in equity securities of companies that we believe are underpriced yet have attractive growth prospects.

In the statutory section for the Fund, the following replaces the first paragraph and the first sentence of the second paragraph contained in the section entitled "Principal Investment Strategies":

Through December 31, 2012, we invest principally in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap® Index. The range of the Russell Midcap® Index was from approximately $526 million to $17.3 billion as of June 27, 2011, and is expected to change frequently.

Effective January 1, 2013, we invest principally in equity securities of companies of all market capitalizations.

We invest in equity securities of companies that we believe are underpriced yet have attractive growth prospects.

In addition, in the summary section for the Fund the following additional benchmark information is added to the table entitled "Average Annual Total Returns for the periods ended 12/31/2011":

	1 Year	5 Year	10 Year
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)[1]	1.03%	-0.01%	3.51%
1.	Effective January 1, 2013, the Fund intends to change its benchmark from the Russell MidCap® Index to the Russell 3000® Index to better align with its new strategy to invest in equity securities of companies of all market capitalizations.
November 7, 2012	SCAM112/P203ASP